                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   April 14, 1998
                                                  ---------------------


                                  Keane, Inc.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


           1-7516                                       04-243-7166
--------------------------                 ---------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                            02129
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (617) 241-9200
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              (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On April 14, 1998, Keane, Inc. (the "Registrant") and GSE Erudite Software, Inc. ("GSE Erudite") announced that they had signed a letter of intent (the "GSE Erudite Letter") whereby the Registrant would acquire substantially all of the assets of GSE Erudite. A copy of the parties' joint press release announcing the signing of the GSE Erudite Letter is attached as Exhibit 99.1.

     On April 20, 1998, the Registrant and Bricker & Associates, Inc. ("Bricker") announced that they had entered into a definitive agreement (the "Definitive Agreement") whereby the Registrant would acquire all of the outstanding capital stock of Bricker. A copy of the parties' joint press release announcing the signing of the Definitive Agreement is attached as
Exhibit 99.2.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Financial statements of businesses acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
          --------


     99.1 Press Release regarding Letter of Intent by and between the Registrant and GSE Erudite Software, Inc., dated April 14, 1998.

     99.2 Press Release regarding Definitive Agreement by and between the Registrant and Bricker & Associates, Inc., dated April 20, 1998.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 20, 1998                    KEANE, INC.
                                        -----------
                                       (Registrant)



                                        By: /s/ Wallace A. Cataldo
                                           ----------------------------------
                                            Wallace A. Cataldo
                                            Vice President - Finance
                                            and Administration
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------

99.1 Press Release regarding Letter of Intent by and between the Registrant and GSE Erudite Software, Inc., dated April 14, 1998.

99.2 Press Release regarding Definitive Agreement by and between the Registrant and Bricker & Associates, Inc., dated April 20, 1998.